CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 10.3

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release is made and entered into by and between MACROPORE BIOSURGERY, INC. (“MACROPORE”) and ARI BIZIMIS.

WHEREAS, ARI BIZIMIS has been employed by MACROPORE as its Chief Financial Officer since April 1, 2000.

WHEREAS, ARI BIZIMIS has decided to resign from employment with MACROPORE (including all positions from any of its subsidiaries) where he served as Chief Financial Officer and Director, effective as of September 30, 2003.

WHEREAS, MACROPORE and ARI BIZIMIS do not believe that there are or will be any disputes between them or legal claims arising from ARI BIZIMIS’S employment  relationship with MACROPORE, but nevertheless desire to ensure a completely amicable end to that relationship and to fully and finally settle any and all differences or claims that might otherwise arise out of ARI BIZIMIS’S resignation.

NOW, THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1.             Resignation From Employment Relationship.  The employment relationship between MACROPORE and ARI BIZIMIS shall cease effective September 30, 2003 and the payment of any sums, pursuant to this Agreement, after September 30, 2003, shall not be considered to be wages. MACROPORE shall, however, withhold the ordinary and customary federal and state taxes and withholdings to such extent as required by law.

2.             Consideration.  In consideration of this Agreement and Release, MACROPORE agrees to pay ARI BIZIMIS a sum of Two Hundred Thousand Euro € 200,000. less standard tax and withholding requirements (if required under applicable law “Withholdings”). MACROPORE agrees that the outstanding stock option grants to ARI BIZIMIS shall be treated as described on Exhibit “1” (subject only to formal resolution of MACROPORE’s Board of Directors) which is attached hereto and fully incorporated into this agreement. In addition, ARI BIZIMIS will be given title to his current MACROPORE  personal computer, printer and fax machine.

3.             Contingent Additional Consideration.  MACROPORE agrees to pay ARI BIZIMIS a contingent bonus payment in the amount of *** of any *** Consideration (defined below) actually received by MACROPORE from ***  , or any other legal entity that will act as *** pursuant to the  ***  described in the   ***   Agreement (the consummation of which is not yet complete or certain) between MACROPORE and ***. The “*** Consideration” refers to the cash consideration *** of $*** as currently identified in Section 2.3 of the *** Agreement, and does not relate to any other payments that might be made under the *** Agreement, or any related agreement.  Any contingent bonus payments will be made within 30 days of (and shall be solely contingent upon and proportional to) MACROPORE’s receipt of *** payments from ***.  For purpose of clarification, the *** Agreement currently anticipates that the *** shall be paid in three installments, and pursuant to this Separation Agreement, ARI BIZIMIS would be entitled to

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CONFIDENTIAL TREATMENT REQUESTED

a payment of *** of each *** installment (in U.S. Dollars and less any Withholdings required by law) within 30 days after that installment is actually received by MACROPORE.

4.             Confidentiality.  Each party agrees to keep the facts and terms of this Separation Agreement and General Release in strict confidence and refrain from making any negative or critical remarks about the other party. Except for litigation relating to the breach or enforcement of this agreement, this agreement shall not be admissible in any legal proceeding.

5.             References.  ARI BIZIMIS agrees that any requests for references will be directed to CHRISTOPHER J. CALHOUN. MACROPORE agrees that in response to such reference requests, that only positive references will be provided. MACROPORE will not be liable with respect to any requests for references that are directed to anyone other than CHRISTOPHER J. CALHOUN.

6.             Release of Claims.  In consideration of the payment of money (as specified in #2 and #3 above) by MACROPORE and all other promises contained herein, and as a material inducement to MACROPORE to enter this agreement, ARI BIZIMIS hereby irrevocably and unconditionally releases, acquits, and forever discharges MACROPORE and its assigns, agents, directors, officers, employees, representatives, attorneys, parent companies, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives, and attorneys of such parent companies, divisions, subsidiaries, and affiliates), and all persons acting by, through, under, or in concert with any of them (hereinafter ‘the Releasees’), from any and all claims, demands, or liabilities whatsoever, whether known or unknown or suspected to exist by ARI BIZIMIS which ARI BIZIMIS ever had or may now have against the Releasees, or any of them, including, without limitation, any claims, demands, or liabilities (including attorneys' fees and costs actually incurred) in connection with ARI BIZIMIS’ employment and resignation from such employment. This release expressly covers, but is not limited to, any claims that ARI BIZIMIS may raise or have raised under any state or federal law prohibiting discrimination in employment on the basis of age or on any other basis prohibited by law.

7.             California Civil Code Section 1542 Waiver.  ARI BIZIMIS expressly acknowledges and agrees that all rights under Section 1542 of the California Civil Code are expressly waived.  That section provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

8.             Employer Property And Trade Secrets.  ARI BIZIMIS will return to MACROPORE all of the MACROPORE equipment not specified above currently in his possession.

ARI BIZIMIS  further agrees never to disclose to any person or entity any confidential or proprietary information of or about MACROPORE, except upon the express authorization and consent of MACROPORE. MACROPORE agrees that ARI BIZIMIS may disclose such trade

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CONFIDENTIAL TREATMENT REQUESTED

secrets to *** that are reasonably necessary to aid in the consummation of the pending *** Agreement identified in paragraph #3 above.

9.             No Admission Of Wrongdoing. This Agreement shall not in any way be construed as an admission by the released parties of any acts of wrongdoing whatsoever against ARI BIZIMIS or any other person.

10.          Entire Agreement. This Agreement and Release sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

11.          Venue. Any proceeding brought to enforce this agreement shall be brought in San Diego Co., CA.

12.          Construction.  If any provision herein shall be deemed void, invalid, unenforceable, or otherwise stricken, in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it valid and enforceable. The parties hereby agree to substitute a valid provision that will most closely approximate the economic/legal effect and intent or the invalid provision. The parties agree to execute any additional documents that may reasonably be necessary to effectuate the purposes of this agreement.

I HAVE READ AND CAREFULLY CONSIDERED THIS SEPARATION AGREEMENT AND GENERAL RELEASE, AND HAVE HAD AN OPPORTUNITY TO ASK QUESTIONS ABOUT IT AND HAVE HAD MY QUESTIONS ANSWERED. FURTHER, MACROPORE HAS INDICATED THAT I AM FREE TO DISCUSS THIS AGREEMENT WITH MY FAMILY AND MY ATTORNEY PRIOR TO SIGNING. I AM SIGNING THIS AGREEMENT FREELY AND VOLUNTARILY.

Signed:	/s/ Ari Bizimis	Date: 9/30/03
ARI BIZIMIS

MACROPORE BIOSURGERY, INC.

Signed:	/s/ Christopher J. Calhoun	Date: 9/30/03
CHRISTOPHER J. CALHOUN

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